UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Equitable Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38469	90-0226248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 554-1234

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2024, Equitable Holdings, Inc. (the "Company") entered into Amendment No. 5 (the "Commerzbank Amendment") to the Reimbursement Agreement with Commerzbank AG, New York Branch ("Commerzbank"). The Commerzbank Amendment further amends the Reimbursement Agreement entered into by the Company and Commerzbank on February 16, 2018. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Commerzbank Amendment. The Commerzbank Amendment prolongs the one-year extensions of the Commitment Termination Date to 12 years from the Effective Date. The foregoing description of the Commerzbank Amendment is qualified in its entirety by the terms of such agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

On June 20, 2024, the Company also entered into the Sixth Amendment (the "Helaba Amendment") to the Reimbursement Agreement with Landesbank Hessen-Thüringen Girozentrale, acting through its New York Branch ("Helaba"). The Helaba Amendment further amends the Reimbursement Agreement entered into by the Company and Helaba on February 16, 2018. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Helaba Amendment. The Helaba Amendment prolongs the one-year extensions of the Commitment Termination Date to 11 years from the Effective Date. The foregoing description of the Helaba Amendment is qualified in its entirety by the terms of such agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date:	June 25, 2024	By:	/s/ Ralph Petruzzo
Ralph Petruzzo Associate General Counsel